UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 3, 2010

AZZ incorporated
(Exact name of registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 W. 7th Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:	(817) 810-0095

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On August, 3, 2010, an indirect wholly-owned subsidiary of AZZ incorporated (“AZZ”), Big Kettle Merger Sub, Inc. (“Big Kettle”), merged with and into North American Galvanizing & Coatings, Inc. (“NGA”), with NGA as the surviving corporation (the “Merger”).  As a result of the Merger, NGA is now an indirect wholly-owned subsidiary of AZZ.  The Merger was consummated pursuant to the terms of the Agreement and Plan of Merger by and among AZZ, Big Kettle and NGA, dated as of March 31, 2010 (the “Merger Agreement”), which was adopted by NGA’s stockholders at a special meeting of the stockholders convened on August 3, 2010.

SECTION 7 – REGULATION FD

Item 7.01.  Regulation FD Disclosure.

On August 3, 2010, AZZ issued a press release, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein,  announcing the consummation of the Merger.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed as part of this report.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated March 31, 2010, by and among AZZ, Big Kettle and NGA (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by AZZ with the SEC on April 1, 2010).

99.1	Press Release issued by AZZ dated August 3, 2010.

FORWARD-LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K and the exhibits attached hereto about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as, “may,” “should,” “expects, “ “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. In addition, certain factors could affect the outcome of the matters described in this Current Report on Form 8-K. These factors include, but are not limited to, (1) the outcome of any legal proceedings that may be instituted against us or others following the announcement of the Merger Agreement and (2) risks that the proposed transaction disrupts current plans and operations. This release may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand and response to products and services offered by AZZ or NGA, including demand by the electrical power generation markets, electrical transmission and distribution markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the economic conditions of the various markets that AZZ or NGA serve, foreign and domestic, customer request delays of shipments, acquisition opportunities, adequacy of financing, and availability of experienced management employees to implement AZZ’s growth strategy. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2010 and other filings with the SEC, available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date of this Current Report on Form 8-K and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ incorporated
Date: August 3, 2010	By:	/s/ Dana Perry
Dana Perry Senior Vice President Finance Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated March 31, 2010, by and among AZZ, Big Kettle and NGA (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by AZZ with the SEC on April 1, 2010).

99.1	Press Release issued by AZZ dated August 3, 2010.